EXHIBIT 10 - Acquisition Agreement

                              ACQUISITION AGREEMENT

     Acquisition Agreement, made this 15th day of November, 2003 among, International Wireless, Inc., of 110 Washington Avenue, 4th Floor, North Haven, CT 06473, a Maryland Corporation ("IWIN") and PMI Wireless, Inc. of 1138 N. German Town Parkway 101-265, Cordova, TN 38016, a Delaware corporation ("PMI") and the shareholders of PMI as herein listed as Exhibit A attached, and as represented by Trent Sommerville, President of PMI (the "Sellers").

     WHEREAS;

A.   IWIN is a public company trading under the symbol "IWIN".

B. IWIN as November 12, 2003 has spun-off all assets, including but not limited to all its subsidiaries and intellectual properties, and contracts and therefore as of this date consists a public shell with no current assets or operations.

C.   PMI Wireless desires to become a public company.

B. The parties hereto deem it to be in the best interest of each of them that PMI Wireless, be acquired and become a subsidiary of IWIN in a reverse merger whereby the Sellers become majority shareholders of IWIN, all pursuant to such terms, provisions and conditions as the parties hereto shall agree.

     NOW, THEREFORE, WITNESSETH, that for and in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

A. PURCHASE AND PAYMENT

     1. Purchase and Sale of Stock.

          1.1 PMI agrees to sell to IWIN and Sellers agrees to sell, assign, transfer and deliver to IWIN 100 percent of the issued and outstanding stock of PMI owned by Sellers as described in Schedule A annexed hereto and made a part hereof (collectively, the "Stock").

          1.2 The Acquisition and payment for the Stock by IWIN shall take place at the time and in the manner hereinafter provided, and the sale, assignment, transfer and delivery of the Stock by Sellers, shall take place on the Closing Date at the Closing as those terms are hereinafter defined, subject to the fulfillment of the conditions hereinafter provided.

     2. Purchase Price.

     The aggregate purchase price of the Stock (the "Purchase Price"), shall be a Nine Million Eight Hundred and Ninety Eight Thousand four hundred and sixty six (9,898,466) common shares of IWIN payable to Sellers plus fifty Thousand ($50,000) U.S. Dollars payable to IWIN by the Sellers all of which is to be paid to the U.S. Internal Revenue Service on behalf of IWIN for a current debt owed by IWIN for payroll taxes, all to be delivered at closing.

B. REPRESENTATIONS AND WARRANTIES OF IWIN

     1. Corporate Status and Authority.

     IWIN hereby represents and warrants that (i) IWIN is a duly organized and validly existing corporation under the laws of the State of Maryland, (ii) the execution, delivery and performance of this Agreement by the IWIN has been duly authorized by all necessary corporate action, (iii) this Agreement is a valid and legally binding obligation of IWIN enforceable in accordance with the terms hereof, (iv) no governmental authorization, approval, order, license, permit, franchise or consent and no registration or filing with any governmental authority is required in connection with the execution, delivery or performance of this Agreement by IWIN.

     2. Capital Structure.

     IWIN (a) is authorized by its charter and applicable law to issue 100,000,000 common stock, par value $0.009 of which 1,857,137 shares are outstanding after a 30 to 1 reverse split that took place on November 12, 2003 and 5,000,000 preferred stock, par value $0.001 non of which are issued and outstanding; (b) has no issued and outstanding shares of its capital stock whatever, except as specifically indicated hereto, all of which such shares are fully paid and non-assessable; (c) does not have authorized, issued or outstanding any subscription, option, warrant, conversion or other rights to the issuance or receipt of shares of its capital stock except as noted hereto; (d) has all voting rights vested exclusively in the presently issued and outstanding capital stock; and (e) has outstanding no bonds, debentures or other similar evidences of indebtedness except as specifically disclosed hereto (f) has no assets or subsidiaries of any kind by virtue.

C. REPRESENTATIONS AND WARRANTIES OF SELLERS AND PMI

     Sellers and PMI hereby warrant and represent to IWIN that, as of the date hereof, the following statements are true and correct.

     1. Corporate Status.

     PMI is (a) duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) has full corporate power to own all of its properties and carry on its business as it is now being conducted; and (c) is qualified to do business as a foreign corporation in each of the jurisdictions in which it operates and the character of the properties owned by PMI or the nature of the business transacted by PMI does not make qualification necessary in any other jurisdiction or jurisdictions.

     2. Authority to Sell.

     Sellers have full right, power and authority to sell, transfer and deliver the Stock owned by him to IWIN in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

     3. Capital Structure.

     PMI (a) is authorized by its charter and applicable law to issue capital stock of the type and having par values as set forth in Schedule A hereto; (b) has no issued and outstanding shares of its capital stock whatever, except as specifically indicated in Schedule A hereto, all of which such shares are fully paid and non-assessable; (c) does not have authorized, issued or outstanding any subscription, option, warrant, conversion or other rights to the issuance or receipt of shares of its capital stock except as set forth hereto; (d) has all voting rights vested exclusively in the presently issued and outstanding capital stock; and (e) has outstanding no bonds, debentures or other similar evidences of indebtedness except as specifically disclosed hereto.

     4. Ownership of Stock.

     All of the issued and outstanding shares of capital stock of PMI are owned by Sellers. Sellers own beneficially and of record the number of shares set forth in Schedule A hereto opposite their names. Sellers holds such stock free and clear of all liens, claims, debts, encumbrances and assessments, and any and all restrictions as to sale, assignment or transferability thereof. Sellers have full right, power and authority to sell, transfer and deliver all of the shares of Stock owned by them and the certificates therefor, sold hereunder, to IWIN in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

     5. Peaceable Possession of Assets.

     The ownership and possession of all of the assets of PMI has been peaceable and undisturbed and the title thereto has never been disputed or questioned to the knowledge of PMI; nor does PMI knows of any facts by reason of which the possession or title thereof by PMI might be disturbed or questioned or by reason of which any claim to its assets might arise or be set up adverse to PMI.

     6. Regulatory Good Standing.

     PMI has all material rights, certificates, authorities, permits, licenses, franchises and other authorizations necessary to and has complied in material respects with all laws applicable to, the conduct of its business in the manner and in the areas in which such business is presently being conducted and all such certificates, authorities, rights, permits, licenses, franchises and authorizations are valid, in good standing, in full force and effect, under no orders of suspension or restraints, and subject to no disciplinary, probationary or other orders. To the best of its knowledge, PMI has engaged in no activity whatever which would cause or lead to proceedings involving revocation, suspension, restraint, disciplinary action or any other action whereby any of such certificates, authorities, rights, permits, licenses, franchises or authorizations, or any part thereof, might be canceled, terminated, suspended, impaired, lost or otherwise adversely affected, and no action or proceeding looking to or contemplating any of the foregoing is pending or to PMI's knowledge threatened. The foregoing shall not be deemed to constitute a warranty or representation that PMI has not heretofore or shall not hereafter suffer to be committed minor and unintentional violations of any governmental regulations of such nature as not to cause either suspension or revocation of PMI's operating authority.

     7. Litigation.

     PMI is not a party to any pending or to its knowledge threatened suit, action, proceeding, prosecution or litigation which might materially adversely affect the financial condition, business, assets, properties, certificates, rights, authorities, franchises or authorizations of PMI, or materially interfere therewith, nor to the knowledge of PMI is there any threatened or pending governmental investigation involving PMI or any of its operations, including inquiries, citations or complaints by any federal, state or local administration or agency, which would materially adversely affect the financial condition, business, assets or properties of PMI; and there are no outstanding, existing or pending judgments, orders, decrees, rulings, directives, stipulations or other mandates of any court or any public or quasi-public agency, body or official which have been in any way violated as they relate to or affect PMI or any of PMI's properties, businesses, operations, affairs or activities.

     8. Defaults.

     There are no material defaults on the part of PMI under any contract, lease, mortgage, pledge, credit agreement, title retention agreement, security agreement, lien, encumbrance or any other commitment, contract, agreement or undertaking to which PMI is a party.

     9. Tax Returns.

     All returns for federal, state and other governmental income taxes, surtaxes, excess profits taxes, franchise taxes, sales and use taxes, real and personal property taxes and any and all other taxes to which PMI, or its assets, operations or income may be subject, due as of the date hereof, have been duly prepared and filed in good faith and all taxes shown thereon have been paid or are accrued on the books of PMI.

     10. Infringements.

     PMI has never been charged with infringement or violation of any adversely held patent, trademark, trade name, or copyright, with claims reading on operations of PMI or on apparatus or methods employed by PMI in effecting the same, which would materially adversely affect any operation of PMI, nor is PMI using or in any way making use of any confidential information or trade secrets, of any former employer or any present or past employee of PMI except as a result of the acquisition of the business of such former employer.

     11. Truth of Representation.

     No representation by PMI made in this Agreement and no statement made in any certificate or schedule furnished in connection with the transaction herein contemplated contains or will contain any knowingly untrue statement of a material fact or knowingly omits or will omit to state any material fact reasonably necessary to make any such representation or any such statement not misleading to a prospective purchaser of the Stock.

D. CONDITIONS PRECEDENT TO CLOSING

     All obligations of PMI under this Agreement are subject to the fulfillment of each of the following conditions, in addition to the fulfillment of any and all other conditions set forth in this Agreement:

     1. Corporate Action.

     Prior to the Closing Date, the Board of Directors of PMI shall have duly adopted resolutions to the same effect with respect to the aforesaid matters.

     2. Termination.

     In the event any of the foregoing conditions shall not be fulfilled prior to the Closing, unless caused by any action or failure to act on the part of IWIN, IWIN shall have the right to terminate the Agreement by notice thereof in writing to PMI, and the parties hereto shall be restored as far as possible to status quo, whereupon the parties hereto shall have no further obligations or liabilities hereunder, one against the other.

E. CLOSING

     The closing under this Agreement (the "Closing") and all deliveries hereunder shall take place at the office of IWIN on November 17th , 2003 or such other place or date as shall be agreed upon by all the parties ("the Closing date").

F. CONFIDENTIALITY

     All information and documentation provided or to be provided by PMI or Sellers to IWIN in connection with this Agreement and the transactions contemplated hereby has been and shall be provided in the strictest confidence. Pending the Closing, IWIN covenants and agrees not to use any of such information or documentation in or for the benefit of any business engaged in directly or indirectly by IWIN and not to furnish or disclose any of such information or documentation to any person. If the transactions contemplated by this Agreement are not consummated, IWIN covenants and agrees to return all such information and documentation to PMI and not retain any copies thereof, and IWIN further covenants and agrees to maintain the confidentiality of such information and documentation and to neither use any of it in or for the benefit of any business engaged in directly or indirectly by IWIN nor furnish or disclose any of it to any person.

G. GENERAL PROVISIONS

     1. Survival of Representations, Warranties and Covenants.

     Unless otherwise expressly provided herein, the representations, warranties, covenants, indemnities and other agreements herein contained shall be deemed to be continuing and shall survive the consummation of the transactions contemplated by this Agreement.

     2. Diligence.

     The parties hereto agree that each shall with reasonable diligence proceed to take all action which may be reasonably required to consummate the transaction herein contemplated.

     3. Waivers.

     Each party hereto may:

          3.1 Extend the time for performance of any of the obligations of the other party;

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

          3.2 Waive in writing any inaccuracies in representations and warranties made to it contained in this Agreement or any schedule hereto or any certificate or certificates delivered by any of the other parties pursuant to this Agreement; and

          3.3  Waive  in  writing  the  failure  of  performance  of  any of the agreements, covenants, obligations or conditions of the other parties herein set forth, or alternatively terminate this Agreement for such failure.

     4. Non-Waiver.

     The waiver by any party hereto of any breach, default, inaccuracy or failure by another party with respect to any provision in this Agreement or any schedule hereto shall not operate or be construed as a waiver of any other provision thereof or of any subsequent breach thereof.

     5. Further Assurances.

     Each party hereto agrees to execute such further documents or instruments, requested by the other party, as may be reasonably necessary or desirable to effect the purposes of this Agreement and to carry out its provisions, at the expense of the party requesting the same.

     6. Entire Agreement.

     This Agreement constitutes a complete statement of all the arrangements, understandings and agreements between the parties, and all prior memoranda and oral understandings with respect thereto are merged in this Agreement. There are no representations, warranties, covenants, conditions or other agreements among the parties except as herein specifically set forth, and none of the parties hereto shall rely on any statement by or on behalf of the other parties which is not contained in this Agreement.

     7. Governing Law.

     Irrespective of the place of execution or performance of this Agreement, it shall be governed by and construed in accordance with the laws of the State of Connecticut applicable to contracts made and to be performed in the State of Connecticut, and cannot be changed, modified, amended or terminated except in writing, signed by the parties hereto.

     8. Benefit and Assignability.

     This Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns, provided, however, that this Agreement cannot be assigned by any party except by or with the written consent of the others. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation other than the parties hereto and their respective legal representatives, successors and assigns any rights or benefits under or by reason of this Agreement.

     9. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     10. Notices.

     Any notices and other communications under this Agreement shall be in writing and shall be considered given if delivered personally or mailed by certified mail to the party, for whom such notice is intended, at the address indicated at the outset hereof (or at such other address as such party may specify by notice to the other parties hereto).

     11. Headings.

     The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     12. Further Action.

     Any further action required or permitted to be taken under this Agreement, including giving notices, executing documents, waiving conditions, and agreeing to amendments or modifications, may be taken on behalf of a party by its Board of Directors, its President or any other person designated by its Board of Directors, and when so taken shall be deemed the action of such party.

     IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement the day and year first above written.

                                      INTERNATIONAL WIRELESS, INC.

                                   By:  /s/ Jerry Gruenbaum
                                      ---------------------------------
                                      Jerry Gruenbaum, Acting President

                                   Witness: /s/ Pat Scorzelli
                                           -----------------------------
                                           Pat Scorzelli


                                      PMI WIRELESS, INC.

                                   By:  /s/ Trent Sommerville
                                      ------------------------------------
                                      Trent Sommerville, CEO and President


                                     SELLERS

                                        /s/ Trent Sommerville
                                      ------------------------------------------
                                      Trent Sommerville, under power of attorney


                                      Witness: /s/ Donna Sommerville
                                              ----------------------------------
                                              Donna Sommerville


                                   Schedule A
                                   ----------

                        NAME                             NO. OF SHARES
           ----------------------------------            -------------

           Trent Sommerville                               3,000,000
           John Zavoral                                    1,000,000
           Albert Loeb                                         7,000
           Lavonne Adams                                   1,000,000
           The Good One Inc                                1,500,000
           Alexander S. Taylor Trustee                       100,000
           Arnold Rettig                                      20,000
           Asa Shiverick                                      10,000
           Bernard Schumacher                                 30,000
           Billy Psifidis                                      3,000
           Brandon Manumaleuna                                53,333
           Carmen Pecord                                       7,500
           Cecil Richardson                                   15,000
           Chris Hansen                                        6,000
           Chris Hebert                                       10,000
           Cliff E. Flournoy                                   5,000
           Coberly Family Living                              60,000
           Trust (Everett J. Coberly)
           Dan Lucas                                          49,000
           Darrel Thomford                                    54,000
           Dave Sherbrooke                                   110,000
           David Cable                                         5,000
           David S. Roberton                                  15,000
           Donald R. Padget                                   12,500
           Donna Sommerville                                  50,000
           Doug Neubauer                                      28,000
           Dr Allan Latourette                                40,000
           Dr. Abdel Ahmed                                    25,000
           Dr. Baldwin Sawyer                                 12,000
           Joseph Cordi                                      100,000
           Keith Field                                       100,000
           Dr. David Webb                                     10,000
           Dr. Joseph Cannon                                   5,000
           Dr. Kenneth B. Farris                              50,000


                             Schedule A [continued]
                             ----------------------

                        NAME                             NO. OF SHARES
           ----------------------------------            -------------

           Dr. Olen C. Wilson                                 26,500
           Dr. Richard H. Foss                                 5,000
           Dr. Ronald Whitmire                                15,000
           Dwight A. Quave                                   400,000
           Eric Wehde                                          3,500
           Eugene S. Paulicki                                 12,500
           F. Neil Smiley                                     15,000
           Frank B. Perner                                     7,000
           Gaynard Farnum                                      1,200
           Gerald R. Green Jr.                                90,000
           Harry Bushaw                                       15,000
           Heidi Fisher                                       10,000
           James A. Coxwell                                   20,000
           James Becker                                       15,000
           James M. Walton                                    20,000
           Jana A. Bru                                         5,000
           Janalee A. Haugen                                  20,000
           Jaren Brandon Duffield                              1,000
           Jason Benjamin Duffield                             1,000
           Jeanette Stengl                                    10,000
           Jeanne Brown                                        2,500
           Jeff Brandeis                                     180,000
           Jeff Hussey                                        10,000
           Jeff Walker                                        12,500
           Jim Dunavan                                         5,000
           Jimmy C. Brochard                                  12,000
           Jody Olson                                          4,000
           John B. Duffeild Jr.                               34,000
           John C. Chou                                       15,000
           John Christensen                                   16,000
           John D. Miller Jr and                              40,000
           Dawn M. Miller
           John Riley                                          1,500
           John Stanhagen Jr.                                  2,500
           John Ydren                                          3,000
           Keith Branner                                       3,000
           Kelli Dickens                                      10,000
           Logan Happel                                       25,000
           Lois Zavoral                                       20,000
           Louise L. Jacob                                    25,000
           Marc Franklin                                      13,333
           Donald Pratt                                       60,000
           Margi Zavoral                                      50,000
           Matt Morgan                                         7,000


                             Schedule A [continued]
                             ----------------------

                        NAME                             NO. OF SHARES
           ----------------------------------            -------------

           Maurice A. Horn                                    65,000
           Merrilee L. Brown                                  40,000
           Michael D. Wilkins                                 15,000
           -LivingTrust
           Michael J. Carraway                                50,000
           Michael J. Chaney                                  15,000
           Michael Karnowski                                  15,000
           Mike Lawrence                                       5,000
           Monty Miller                                       10,000
           Mrs. Charlene Ellingwood                           20,000
           West Inc.(Barrett Warren)
           Neil Briedenbach                                    7,500
           Nick Skansi                                        15,000
           Paul Staley                                         5,000
           Pete Zavoral                                      120,000
           Ralph Keller                                       20,000
           Rance Reehl                                         7,000
           Richard Feldman                                    20,000
           Robert B. King Trust                               40,000
           Robert Becker                                       7,000
           Robert Brooks                                      20,000
           Robert Kandt                                        5,000
           Robert Neuman                                      20,000
           Robert Rosen-President                             40,000
           Consultants Inc-8880
           Roland Wiek                                        40,000
           Rolling Hills Group LTD                             5,000
           Jean L. Fisher Mngr
           Rolling Hills Group LTD                            85,000
           Steven S. Fisher Mngr
           Ron Cobb                                           20,000
           Ross & Diane Grimm                                  5,000
           Ross Hauger                                        20,000
           Russel Withrow                                     40,000
           Ruth Holweger                                       4,000
           Ryan Westgard                                      80,000
           Sally Munoz                                        10,000
           Sandra C. Duffield                                  5,000
           Sharon E. Macha                                    10,000
           Shelby Adams                                       25,000
           Steve Adams                                        75,000
           Steven D. Kingsley                                 10,000
           T. Neal Pringle Jr.                                12,000
           Thomas B. Gasper Jr.                                5,000
           Thomas Treadwell                                    5,000


                             Schedule A [continued]
                             ----------------------

                        NAME                             NO. OF SHARES
           ----------------------------------            -------------

           Tim Horpedahl                                       2,500
           Trent Sommerville                                     100
           W.G. Plueckhahn                                    50,000
           Wanda Kirsch                                        6,000
           William Gryboski                                   15,000
           William l. Watkins                                 11,000
           James Massey                                      100,000
                                                           ---------
           Total                                           9,938,466
                                                           =========

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